UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 28, 2015

AUTHENTIDATE HOLDING CORP.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Connell Corporate Center

300 Connell Drive, 5th Floor

Berkeley Heights, New Jersey 07922

(Address and zip code of principal executive offices)

(908) 787-1700

(Registrant’s telephone number, including area code

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☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Authentidate Holding Corp. (the “Company”) held its annual meeting of stockholders on May 28, 2015 in Berkeley Heights, New Jersey. The results of the matters voted on by the stockholders are set forth below. Only stockholders of record as of the close of business on April 8, 2015 were entitled to vote at the annual meeting. As of the record date, 41,964,118 shares of common stock of the Company were outstanding and entitled to vote at the annual meeting. At the annual meeting, 28,654,545 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum. Set forth below are the matters acted upon by stockholders and the final voting results of each such proposal.

Proposal 4 in the Company’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on April 17, 2015 (the “Proxy Statement”), sought approval of an amendment to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock from 100,000,000 shares to 150,000,000 (the “Amendment”). As disclosed in the supplement to the proxy statement filed by the Company on May 27, 2015, the Company determined to revise the Amendment to provide for a larger increase in the number of authorized shares of its common stock than originally proposed. As revised, the proposed Amendment seeks approval of an increase in the number of authorized shares of common stock to 190,000,000 shares. To permit stockholders additional time to consider the changes to Proposal 4 and to enable the Company additional time to solicit stockholder votes on amended Proposal 4, the Company’s Board of Directors adjourned the Annual Meeting, solely with respect to Proposal 4, until June 30, 2015 at 10:00 a.m. local time, at the offices of Company, located at Connell Corporate Center, 300 Connell Drive, 5th Floor, Berkeley Heights, New Jersey 07922.

Proposal 1 – Election of Directors

Stockholders of the Company were asked to elect seven nominees to serve on the Company’s board of directors. The following seven nominees were elected to serve on the Company’s board of directors with the votes set forth below:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Charles C. Lucas III	17,519,173	1,100,370	10,035,002
Ian C. Bonnet	17,520,108	1,099,435	10,035,002
J. David Luce	6,474,990	12,144,553	10,035,002
Todd A. Borus, M.D.	17,211,045	1,408,498	10,035,002
Jeffrey Beunier	17,412,797	1,206,746	10,035,002
Roy E. Beauchamp	17,587,559	1,031,984	10,035,002
Marc A. Horowitz	17,495,299	1,124,244	10,035,002

Proposal 2 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the Company’s Proxy Statement, by the following votes:

For	Against	Abstain	Broker Non-Votes
16,771,259	1,646,805	201,479	10,035,002

Proposal 3 – Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders voted to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm, by the following votes:

For	Against	Abstain	Broker Non-Votes
27,934,814	645,096	74,635	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AUTHENTIDATE HOLDING CORP.

	By:	/s/ Ian C. Bonnet
	Name:	Ian C. Bonnet
	Title:	Chief Executive Officer and President

Date: June 1, 2015

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